Exhibit 99.1
(Nasdaq: HGRD) July 2007 www.healthgrades.com

Safe Harbor Statement

This presentation, both written and oral, contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In particular, statements regarding planned growth in HealthGrades' business, anticipated web traffic, and addition to current data are forward-looking statements. These statements, as well as the phrases "anticipate," "well-placed," "believe," "estimate," "expect," "consider" and similar expressions, are generally intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other risk factors that could cause the actual results, performance or achievements of HealthGrades, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.

Please refer to the documents that HealthGrades has filed with the U.S. Securities and Exchange Commission under the U.S. Securities Exchange Act of 1934, as amended, including HealthGrades' most recent annual report on 10-K, for a discussion of these and other risk factors.

All forward-looking statements in this presentation are based on information available to HealthGrades as of the date hereof. All written or oral forward-looking statements attributable to HealthGrades or any person acting on behalf of HealthGrades are expressly qualified in their entirety by the foregoing. HealthGrades does not undertake any obligation to update or revise any forward-looking statement contained herein to reflect any change in HealthGrades' expectation with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

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© Copyright 2007, HealthGrades, Inc. All Rights Reserved.

HEALTHGRADES®
GUIDING AMERICA TO BETTER HEALTHCARE®

HealthGrades, Inc. Core Principles Empowerment Transparency Accountability ? Copyright 2007, Health Grades, Inc. All Rights Reserved. HealthGrades is the leading healthcare ratings organization, providing ratings and profiles of hospitals, nursing homes and physicians. Millions of consumers and many of the nation's largest employers, health plans and hospitals rely on HealthGrades' independent ratings and decision support resources to make healthcare decisions based on the quality of care.

Investment Highlights Meeting a major market need Growing demand for healthcare quality and cost data to make informed healthcare spending decisions Recurring-revenue business model Significant operating leverage Increasing operating cash flows High returns on invested capital Solid revenue growth - 34% YoY 2005 to 2006 Listing transferred from NASDAQ Capital Market(r) to NASDAQ Global Select Market effective May 9, 2007 Multiple growth opportunities ? Copyright 2007, Health Grades, Inc. All Rights Reserved. SM

HealthGrades and its Methodology

- HealthGrades is much more than a ratings company
- HealthGrades has nearly 500,000 discrete ratings (5,000 hospitals x 30 procedures/diagnoses x 3 discrete end points)
  - Hospital market size is not limited to one license for 750 hospitals (5,000 x 15% 5-star rated)
- Every hospital is rated every year in an independent, blinded fashion
  - Hospitals do not pay to be rated
- HealthGrades uses multivariate logistic regression
  - The comparative hospital outcomes are risk adjusted
- HealthGrades methodology is not a "black box" & is open to any reviewer

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© Copyright 2007, HealthGrades, Inc. All Rights Reserved.

HEALTHGRADES®
GUIDING AMERICA TO BETTER HEALTHCARE®

HealthGrades Databases Hospital Risk-adjusted rating based upon clinical outcomes on over 5,000 hospitals Ratings for patient safety and safe practices Episode of care cost Physician Quality profile - 12 data elements (Board certification, sanction information, malpractice information, name, address, and phone number, etc.) Primary source verified 450k out of 650k private practice physicians Nursing Home Ratings on the performance of nursing homes nationwide that are Medicare or Medicaid certified Home Health Ratings on the performance of home health agencies nationwide

Healthcare costs are clearly outpacing the rate of inflation and wage growth by a factor of more than 10 to 1 Public and Private Sector push toward price and quality transparency On average, doctors provide appropriate health care only about half the time * 69% lower chance of dying in a 5-star rated hospital compared to a 1-star rated hospital; 45% lower chance of dying in a 5-Star rated hospital compared to a 3-Star rated hospital Business Case for Quality ? Copyright 2007, Health Grades, Inc. All Rights Reserved. Source: * USA Today, article - 50/50 change of proper health care, 6/26/2003

HealthGrades Products and Services ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Quality-Centric Healthcare Sphere of Influence ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Provider Services Group ? Copyright 2007, Health Grades, Inc. All Rights Reserved. Hospital marketing products (Since 1998) Quality improvement products (Since 2002)

Market Opportunity Third-party validation of quality versus general image ads Market has moved from "trust me" to "show me" 79% of consumers probably will or definitely will take into account a hospital's success rates as measured by an independent source. (J.D. Power and Associates, 2004) Clear ROI for hospitals Market size Marketing: 5,000 hospitals x 10% x 9 service lines x 3 (multiple based upon multiple procedures/diagnoses) x $45,000 (assumed single-line annual fee) = $607,000,000 Quality Improvement: 5,000 hospital x 60% x 5 service lines $100,000 = $1,500,000,000 ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Provider Services: Hospital Ratings Risk-adjusted ratings based upon clinical outcomes on over 5,000 hospitals Institutional Awards Clinical Excellence - Recognizes exceptional quality outcomes over a broad range of specialties/procedures Patient Safety - Recognizes exceptional experience regarding the number and type of patient safety incidents within a hospital Specialty Excellence Awards Cardiac, Orthopedics, Pulmonary, Vascular, Stroke, Obstetrics, Women's Health, Gastrointestinal, Critical Care, and General Surgery Ratings for 32 procedures/diagnoses available on our website Utilizing our proprietary ratings methodology Others (Leapfrog, Safe Practices, Patient Safety, 70+ ratings utilizing, ARR-ORG, 55 episode of care cost ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Internet Business Group ? Copyright 2007, Health Grades, Inc. All Rights Reserved. Quality reports to consumers (Since 2003) Internet Patient Acquisition(tm) (Since 2006) Advertising (Testing beginning Q2-07)

Healthcare Consumers On-line

- 86% of on-line healthcare consumers search for quality information[1]
- 29% of all Internet users said they utilized the web to find information on doctors and hospitals[2]
- 10 million adults look on-line for health information on a typical day[2]
- Category leaders have emerged[3]:
  - Healthcare: HealthGrades, WebMD

Sources: 1 Commonwealth Fund, 2006
2 Pew Internet and American Life Project, 2006
3 Statistic provided by Nielson/NetRatings November 2005

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© Copyright 2007, HealthGrades, Inc. All Rights Reserved.

HEALTHGRADES®
GUIDING AMERICA TO BETTER HEALTHCARE®

HealthGrades Web Site - Total Unique Users

How Consumers use HealthGrades to Search for Physicians Online1 60% are researching a physician from a finite list of choices example: patient has 2-3 names that they want to compare side-by-side example: insurance allows patient to use 8 cardiologists 25% are validating a choice of a physician example: patient is researching their primary care physician 15% are searching for a new physician with no specific physician(s) in mind example: new resident to city searching for an OB/GYN Sources: 1 HealthGrades proprietary consumer experience ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Internet Patient Acquisition - How it Works



Prospective Patient

2.9 Million Searches per day

Google
YAHOO!
msn

Patient Researches Doctor on HealthGrades

3 Million Unique visitors/month



HEALTHGRADES
GUIDING AMERICA TO BETTER HEALTHCARE

Patient Sets Appointment with Doctor



Physician Refers Patient to the Hospital



Hospital Benefits:

- More patients with attractive demographics
- More Revenue
- Improved Physician Relations
- Enhanced Internet Business Development Strategy
- Proven ROI

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© Copyright 2007, HealthGrades, Inc. All Rights Reserved.

HEALTHGRADES
GUIDING AMERICA TO BETTER HEALTHCARE

HealthGrades’ Physician Reports - Free vs. Buy

Standard Results ($17.95)



Physician Quali
Report Created 01/23/2007
The following physician will be reviewed in this report:
Wayne Evan Lipson, MD
The information in this report is arranged in nine sections:
1. About Specialties
2. Professional Background
3. Board Certification
4. Governmental Disciplinary Actions
5. Comparison to National Data
6. Patient Experience Survey
7. Physician Characteristics
8. Data Sources
9. Checklist of Additional Questions to Ask
© Copyright 2007 Health Grades, Inc. All Rights Reserved. May not be reprinted or reproduced without permission
Locations/Phone Numbers*
1940 North East 47th Street Suite 1
Fort Lauderdale, FL 33308
View location map
4725 North Federal Highway
Fort Lauderdale, FL 33308
View location map
100 North West 170th Street Suite 102
North Miami Beach, FL 33169
View location map

Profile Includes:

12 Quality-indicative data elements

- Board certification
- Training
- Practice location
- Malpractice data (16 states)
- Hospital affiliation
- And more…

IPAC Affiliated Physician Profile (free)



HealthGrades
Dr. Jason Tabor, MD
Make an Appointment
Introduction
Experience/Training
Make an Appointment

Profile Includes:

90 data elements

- Experience/Training
- Practice philosophy
- Performance
- Practice location and information
- Affiliated physicians in the group
- Health plans accepted
- *And more …*

HealthGrades’ affiliated physicians are averaging 5 appointment interests per month

*Primary source verification of over 450,000 of the 600,000 practicing physicians

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© Copyright 2007, HealthGrades, Inc. All Rights Reserved.

HEALTHGRADES® GUIDING AMERICA TO BETTER HEALTHCARE®

HealthGrades' Internet Patient Acquisition Results

HealthGrades Consumer Conversion Data:

- Physician report selection increases by 48 times when the report is free to consumers
- The average physician experiences 5 appointment interests per month when affiliated with HealthGrades Internet Patient Acquisition Program

HealthGrades Consumer Survey (1,008 consumers):

- 67% of consumers schedule an appointment with affiliated physicians
- 38% of HealthGrades' Internet Patient Acquisition users reported that they were conducting research prior to surgery

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© Copyright 2007, HealthGrades, Inc. All Rights Reserved.

HEALTHGRADES®
GUIDING AMERICA TO BETTER HEALTHCARE®

HealthGrades Advertising Testing advertising through Google AdServe to gain intelligence Very new program Although the market opportunity is large, there is no assurance as to the amount of contribution to revenue in 2007 or beyond Currently we are advertising on the majority of our physician pages

SAMPLE Local Physician Directory Landing Page (from Google) Advertising or Sponsorships Specific Specialty and City

Strategic Health Solutions ? Copyright 2007, Health Grades, Inc. All Rights Reserved. Strategic Health Solutions Health Management Suite (Since 2004) Market Analytics Program (Created 2007) Healthcare Credit Solutions (Expected to launch Q3-07)

HealthGrades' Health Management Suite ? Copyright 2007, Health Grades, Inc. All Rights Reserved. HealthGrades' Health Management Suite was awarded 1st Place for "Best Initiative for Quality Transparency" at the Emergent Group's 2007 Consumer Directed Healthcare Conference

Market Analytics Program Offerings Hospitals Target: Hospital CFO Purpose: Provide hospital with a rich data set of consumer search metrics providing "reverse transparency" Data Elements - All tools powered by custom data sets from www.healthgrades.com Deliverable: Solution to be web- based and powered by HealthGrades.com Pharma Target: Sales VP & Brand Managers Purpose: Improved sales efficiency and account management capabilities Data Elements: Hospital ratings, awards, procedure volume, drug ratings and awards, and robust physician data set Deliverable: Cardiac Quality, Orthopedic Quality, Infection Control Report, drug ratings reports Med Device & Equipment Target: Sales VP & Brand Managers Purpose: Improved sales efficiency and account management capabilities Data Elements: Hospital ratings, awards, procedure volume, device ratings and awards, robust physician data and ASC data set Deliverable: Cardiac Quality, Orthopedic Quality and Infection Control Report Financial Services Target: Bond rating agency analysts, investment bank equity analysts, bond insurer and liability insurer underwriters Purpose: Risk Mitigation Data Elements: Hospital ratings and various hospital demographic data elements Deliverable: Hospital Quality Report and Hospital Demographics/Financial Report ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Healthcare Credit Solutions 25 (Example Only)

Market Positioning 1 - Objective quality ratings 2 - Consumer preference rankings 3 - Robust quality indicative information 4 - Profile (name, address, phone number) information only ? Copyright 2007, Health Grades, Inc. All Rights Reserved. HealthGrades - Consumers with immediate need ready to make purchase decision. WebMD - Principally generalized healthcare searches.

Appendix A FINANCIAL INFORMATION ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Y-T-D Comparative Income Statements (Unaudited) ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Comparative Balance Sheets (Unaudited) ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Cash Flow Statement (Unaudited)

? Copyright 2007, Health Grades, Inc. All Rights Reserved.